Exhibit 99.1

VOTING AGREEMENT

This Voting Agreement (“Agreement”), dated as of May 22, 2023, is by and among Mizuho Americas LLC, a Delaware limited liability company (“Parent”), Blanc Merger Sub, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Merger Sub”) and the persons listed on the attached Schedule A who are signatories to this Agreement (each, a “Stockholder” and collectively, the “Stockholders”).

RECITALS

WHEREAS, concurrently herewith, Greenhill & Co., Inc., a Delaware corporation (the “Company”), Parent and Merger Sub are entering into an Agreement and Plan of Merger (the “Merger Agreement”);

WHEREAS, as of the date of this Agreement, each Stockholder is the record or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act without application of Rule 13d-3(d)(1)) of the number of shares of Company Common Stock set forth next to such Stockholder’s name on Schedule A hereto, being all of the shares of the Company Common Stock owned of record or beneficially by such Stockholder as of the date of this Agreement (collectively with respect to each Stockholder, the “Owned Shares” and, together with any additional shares of Company Common Stock which such Stockholder acquires record or beneficial ownership after the date of this Agreement, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, consolidation, reclassification, exchange or change of such shares, or other similar transaction, or upon exercise or conversion of any securities (including, without limitation, any RSUs, PSUs or any other equity or equity-based awards), less any such shares of Company Common Stock Transferred pursuant to a Permitted Transfer or following the Transfer Restriction End Date, such Stockholder’s “Covered Shares”); and

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent, Merger Sub and the Stockholders are entering into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.          Certain Definitions.  All capitalized terms that are used but not defined herein have the respective meanings ascribed to them in the Merger Agreement.  For all purposes of and under this Agreement, the following terms have the following respective meanings:

(a)          “Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such first person.  For purposes of this definition, “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) means (i) possession, direct or indirect, of the power to direct or cause direction of the management or policies of a person (whether through ownership of securities or other ownership interests, by contract or otherwise), or (ii) beneficial ownership of fifty percent (50%) or more (or the maximum ownership interest permitted by applicable Law giving control) of the voting securities or other ownership or general partnership interest (whether directly or indirectly) or other comparable equity interests in a person.

(b)          “Constructive Disposition” means, with respect to a security, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative, swap, “put-call,” margin, securities lending or other transaction that has or reasonably would be expected to have the effect of changing, limiting, arbitraging or reallocating the economic benefits and risks of ownership of such security.

(c)          “Termination Date” means the earlier to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, and (iii) the date on which any amendment to the Merger Agreement is executed, or any waiver of the Company’s rights under the Merger Agreement is granted, in each case, without the Stockholders’ prior written consent, that (A) diminishes (in any amount) the Merger Consideration to be received by the stockholders of the Company, (B) changes the form of Merger Consideration payable to the stockholders of the Company, or (C) modifies the Termination Date (as defined in the Merger Agreement) or imposes any additional conditions or obligations that would reasonably be expected to prevent or impede the consummation of the Merger by the Termination Date (as defined in the Merger Agreement).

(d)          A person shall be deemed to have effected a “Transfer” of a security if such person, whether voluntarily or involuntarily, directly or indirectly (i) offers, sells, pledges, encumbers, hypothecates, leases, assigns, gifts, grants an option with respect to, transfers, exchanges, tenders or disposes (by merger, by testamentary disposition, by operation of law or otherwise, including by way of Constructive Disposition) of such security or any interest in such security, (ii) creates or permits to exist any Liens on such security, (iii) deposits such security into a voting trust or enters into a voting agreement or arrangement or grants any proxy, power of attorney or other authorization with respect thereto that is inconsistent with this Agreement, or (iv) agrees or commits in writing to take any of the actions referred to in the foregoing clauses (i) through (iii).  A “Permitted Transfer” means, with respect to any Stockholder, (i) a Transfer of such Stockholder’s Covered Shares to any other Stockholder, in which case such Transferred Shares shall thereafter constitute Covered Shares of the transferee Stockholder or (ii) a Transfer (1) to any member of such Stockholder’s immediate family, (2) to a trust under which distributions may be made only to such Stockholder or any member of such Stockholder’s immediate family or (3) upon the death of such Stockholder pursuant to the terms of any trust or will of such Stockholder or by the applicable Law of intestate succession, provided, that in each case of this clause (ii), prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Stockholder’s obligations hereunder in respect of such Stockholder’s Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to such Covered Shares, to the same extent as such Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of itself and such Covered Shares as such Stockholder shall have made hereunder.

2.          Transfer Restrictions.  From the date of this Agreement until the earlier to occur of (i) the receipt of the Stockholder Approval and (ii) the Termination Date (such date, the “Transfer Restriction End Date”), each Stockholder shall not Transfer (or cause or permit the Transfer of) any of such Stockholder’s Covered Shares except with Parent’s prior written consent, unless such Transfer is a Permitted Transfer.  Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2 shall be null and void and of no effect whatsoever.

3.          Agreement to Vote.

(a)          From the date of this Agreement until the Termination Date, at every meeting of the stockholders of the Company (and at every adjournment or postponement thereof) at which any matter listed below is to be voted on, each Stockholder shall vote, and shall cause or direct to be voted, all of its Covered Shares:

(i)          in favor of the adoption of the Merger Agreement, the Merger and each of the transactions contemplated by the Merger Agreement in respect of which a holder of the Covered Shares is entitled to vote;

(ii)          in favor of the approval of any proposal to adjourn the meeting to a later date, if there are not sufficient affirmative votes (in person or by proxy) to obtain the Stockholder Approval on the date on which such meeting is held;

(iii)          against (A) any action or agreement that would reasonably be expected to result in a breach by the Company of the Merger Agreement or result in any condition set forth in Article VII of the Merger Agreement not being satisfied on a timely basis, and (B) any Takeover Proposal or approval of any other proposal, transaction, agreement or action, made in opposition to or in competition with, or that would reasonably be expected to prevent, delay or impede the consummation of, the Merger Agreement, the Merger or any other transactions contemplated thereby; and

(iv)          in favor of any other matter or action necessary or advisable for or in furtherance of the consummation of the transactions contemplated by the Merger Agreement and which the Company Board has recommended that the Company’s Stockholders vote in favor of.

(b)          From the date of this Agreement until the Termination Date, if requested by Parent, each Stockholder shall execute and deliver to Parent a written consent with respect to the Covered Shares approving any matter referenced in sub-clause (i), (ii), or (iv) of Section 3(a) and against the approval of any matter referenced in sub-clause (iii) of Section 3(a).  Unless requested by Parent to execute and deliver a written consent in accordance with the first sentence of this Section 3(b), each Stockholder agrees not to execute or deliver a written consent relating to any of the matters referenced in sub-clause (i), (ii), (iii) or (iv) of Section 3(a).

(c)          From the date of this Agreement until the Termination Date, (i) each Stockholder shall appear, in person or by proxy, at each meeting of the stockholders of the Company or adjournment or postponement thereof (or otherwise cause its Covered Shares to be counted as present thereat) for purposes of calculating a quorum and to vote on any matter contemplated by this Agreement and (ii) each Stockholder shall vote all of its Covered Shares in accordance with this Section 3.  Each Stockholder may vote in its sole discretion on all issues other than those specified in Section 3(a).

(d)          Nothing in this Agreement, including this Section 3, shall limit or restrict any Stockholder or any Affiliate or designee of any Stockholder who serves as a member of the Company Board in acting in his or her capacity as a director or officer of the Company or from exercising his or her fiduciary duties or other legal obligations or responsibilities, it being understood that this Agreement applies to each Stockholder solely in its capacity as a stockholder of the Company and does not apply to any such Affiliate or designee’s actions, judgments or decisions as a director of the Company.  Parent shall not, and shall cause its affiliates not to, assert any claim that any action taken by a Stockholder in its capacity as a member of the Company Board violates this Agreement.

(e)          Notwithstanding anything to the contrary in this Agreement, if at any time following the date hereof and prior to the Termination Date, a Governmental Entity enters an order restraining, enjoining or otherwise prohibiting the Stockholder from taking any action pursuant to Section 3 of this Agreement, then the obligations of the Stockholder set forth in Section 3 of this Agreement shall be of no force and effect for so long as such order is in effect solely to the extent such order restrains, enjoins or otherwise prohibits the Stockholder from taking any such action.

(f)          Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares.  All rights, ownership and economic benefits of and relating to each Stockholder’s Covered Shares shall remain vested in and belong to each such Stockholder, and Parent shall have no authority to direct the Stockholders in the voting or disposition of any Company Common Stock, except as provided herein.

4.          Representations and Warranties of the Stockholders.  Each Stockholder hereby represents and warrants to Parent and Merger Sub as follows:

(a)          Power; Organization; Binding Agreement; Company Board Approval.  Such Stockholder has full power and authority (in the case of each Stockholder that is not a natural person) or capacity (in the case of each Stockholder that is a natural person) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  With respect to each Stockholder that is not a natural person, (i) the execution, delivery and performance by such Stockholder of this Agreement, and the consummation by such Stockholder of the transactions contemplated hereby, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or similar equivalent action on the part of such Stockholder and (ii) such Stockholder is duly organized, validly existing and in good standing (where such concept is recognized by the applicable jurisdiction) under the applicable Law of its jurisdiction of formation.  This Agreement has been duly executed and delivered by such Stockholder, and, assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement is enforceable against such Stockholder in accordance with its terms, except that such enforceability may be limited by the Bankruptcy Exceptions.

(b)          No Conflicts.  None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby will (i) require any Consent under, or result in a violation or breach of, any agreement to which such Stockholder is a party or by which such Stockholder may be bound, including any voting agreement or voting trust, (ii) result in the creation of any Lien on any of the assets or properties of such Stockholder, (iii) violate any applicable Law or Order or (iv) with respect to each Stockholder that is not a natural person, violate the organizational documents of such Stockholder, except, in each case of clauses (i)-(iv), as would not reasonably be expected, individually or in the aggregate, to impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(c)          Ownership of Covered Shares.  Such Stockholder is the record or beneficial owner of such Stockholder’s Covered Shares.  All such Stockholder’s Covered Shares are free and clear of any Liens except for restrictions on transfer under applicable federal securities Laws and any state securities Law and those arising under the terms of this Agreement, and no person has a right to acquire any of such securities.  As of the date of this Agreement, except as set forth on Schedule A, other than the Owned Shares, such Stockholder does not own beneficially or of record any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

(d)          Voting Power.  Such Stockholder has the requisite voting power, power of disposition, power to issue instructions with respect to the matters set forth herein, and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case with respect to all of such Stockholder’s Covered Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities Laws or any state securities Law and those arising under the terms of this Agreement.

(e)          Consents and Approvals.  The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, require such Stockholder to obtain any Consent of, or to make any Filing with, any Governmental Entity, except in each case for filings with the SEC or where the failure to obtain such Consents, or to make such Filings, would not, either individually or in the aggregate, prevent or delay the performance by such Stockholder of any of its obligations hereunder.

(f)          No Inconsistent Agreements.  Except as contemplated by this Agreement, such Stockholder (i) has not entered into any voting agreement or voting trust with respect to any of its Covered Shares and (ii) has not granted a proxy or power of attorney or entered into any other arrangement with respect to any of its Covered Shares, in each case, that is inconsistent with such Stockholder’s obligations pursuant to this Agreement.

(g)          Absence of Litigation.  As of the date hereof, there is no Legal Proceeding pending against or, to the knowledge of the applicable Stockholder, threatened against or otherwise affecting, such Stockholder or any of its or his properties or assets (including the Covered Shares) that would reasonably be expected to impair the ability of such Stockholder to perform its or his obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

5.          Representations and Warranties of Parent.  Parent hereby represents and warrants to the Stockholders that:

(a)          Due Authority.  Parent has the full power and capacity to make, enter into and carry out the terms of this Agreement.  Parent is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation.  The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized.  This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms, except as enforcement may be limited by any of the Bankruptcy Exceptions.

(b)          No Conflicts; Consents.

(i)          The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, require Parent to obtain any Consent of, or to make any Filing with, any Governmental Entity, except in each case for filings with the SEC or where the failure to obtain such Consents, or to make such Filings, would not, either individually or in the aggregate, prevent or delay the performance by Parent of any of its obligations hereunder.

(ii)          None of the execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder or the consummation by Parent of the transactions contemplated hereby will (i) require any Consent under, or result in a violation or breach of, any agreement to which Parent is a party or by which Parent may be bound, (ii) result in the creation of any Lien on any of the assets or properties of Parent, (iii) violate any applicable Law or Order or (iv) violate the organizational documents of Parent, except, in each case of clauses (i)-(iv), as would not reasonably be expected, individually or in the aggregate, to impair the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(c)          Absence of Litigation.  As of the date hereof, there is no Legal Proceeding pending against or, to the knowledge of Parent, threatened against Parent that would reasonably be expected to impair the ability of Parent to perform its or his obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

6.          Certain Restrictions.

(a)          From the date of this Agreement until the Termination Date, each Stockholder hereby agrees that such Stockholder shall not, shall cause its Subsidiaries (if any) and its and their respective directors, officers and employees not to, and shall not authorize its investment bankers, attorneys, accountants and other advisors and representatives (each, a “Representative”) to, and shall use its reasonable best efforts to cause its and its Subsidiaries’ (if any) Representatives not to, directly or indirectly: (i) solicit, initiate, propose, knowingly induce, knowingly encourage, or knowingly facilitate, any Takeover Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person (or any representative thereof) any confidential or nonpublic information in connection with or for the purpose of facilitating any Takeover Proposal, (iii) except with respect to a Permitted Confidentiality Agreement, execute or enter into any agreement with respect to any Takeover Proposal, (iv) approve, authorize, agree or publicly announce any intention to do any of the foregoing or (v) adopt or approve any Takeover Proposal or recommend, or publicly propose to adopt, approve or recommend, any Takeover Proposal; provided, that this Section 6(a) shall not restrict a Stockholder from taking any action or doing anything that the Company or any of its Subsidiaries is permitted to do in accordance with the terms of Section 5.02 of the Merger Agreement.

(b)          Each Stockholder hereby agrees to notify Parent in writing as promptly as practicable and in any event within 24 hours after it has knowledge of the receipt of any Takeover Proposal or any request for information or inquiry that contemplates or is in furtherance of a Takeover Proposal and the terms and conditions of such Takeover Proposal, request or inquiry (including any subsequent amendment or other modification to such terms and conditions) and the identity of the person making any such Takeover Proposal, request or inquiry; it being understood that this covenant shall be deemed satisfied by all Stockholders if such notice if provided to Parent in accordance with this Section 6(b) by the Company or any Stockholder.

(c)          Prior to the Termination Date, in the event that any Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to the Company, such Shares or voting interests shall, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, the number of Shares held by such Stockholders shall be deemed amended accordingly, and such Shares or voting interests shall automatically become subject to the terms of this Agreement.  Each Stockholder shall promptly notify the Company of any such event.

(d)          Prior to the Termination Date, no Stockholder shall enter into any voting agreement or voting trust with respect to any of its Covered Shares or grant a proxy or power of attorney with respect to any of its Covered Shares, in either case, that is inconsistent with such Stockholder’s obligations pursuant to this Agreement.

(e)          Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Company, any of its Subsidiaries, Merger Sub or any of their respective successors (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Merger) or (ii) alleging a breach of any duty of the Company Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

(f)          Each Stockholder shall permit Parent to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent determines to be necessary or desirable in connection with the Merger and any transactions related thereto, such Stockholder’s identity and ownership of Covered Shares and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement; provided, that prior to any such announcement or disclosure, Parent shall use commercially reasonable efforts to provide the Stockholders (through the Company or its outside counsel, Wachtell, Lipton, Rosen & Katz) with the opportunity to review and comment on any references to any individual Stockholder or the Stockholders generally in such announcement or disclosure and consider such comments in good faith.

(g)          The Stockholders shall be permitted to file this Agreement or a form hereof with, or disclose the terms hereof in, any filing with the SEC or any other Governmental Entity or securities exchange; provided, that the Stockholders (through any Stockholder, the Company or its outside counsel, Wachtell, Lipton, Rosen & Katz) use commercially reasonable efforts to provide Parent the opportunity to review and comment on any such filing.

7.          Waiver of Appraisal Rights.  Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may have under applicable Law.

8.          Spousal Consent.  If a Stockholder is a married individual and any of its Owned Shares constitutes community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, such Stockholder shall deliver to Parent, concurrently herewith, a duly executed consent of such Stockholder’s spouse, in the form attached hereto as Schedule B.

9.          Stop Transfer Instructions.  At all times commencing with the execution and delivery of this Agreement and continuing until the Transfer Restriction End Date, in furtherance of this Agreement, each Stockholder hereby authorizes the Company or its counsel to instruct its transfer agent to put in place a stop transfer order with respect to all of the securities of the Company held of record by such Stockholder (and that this Agreement places limits on the voting and transfer thereof), subject to the provisions hereof; provided, that any such stop transfer order and notice will immediately be withdrawn and terminated following the Transfer Restriction End Date; provided, further, that such stop transfer order will not be applicable to any Permitted Transfer.

10.          Termination.  This Agreement and all rights and obligations of the parties hereunder and thereunder, shall terminate and have no further force or effect as of the Termination Date; provided, that this Section 10 and Section 11 shall survive the termination of this Agreement.  Notwithstanding the foregoing, nothing set forth in this Section 10 or elsewhere in this Agreement relieves either party hereto from liability, or otherwise limits the liability of either party hereto, for any willful and material breach of this Agreement prior to such termination.  For the avoidance of doubt, this Agreement shall not terminate upon an Adverse Recommendation Change unless the Merger Agreement is terminated in accordance with its terms.

11.          Miscellaneous.

(a)          Severability.  If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(b)          Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties and any purported assignment in violation hereof shall be null and void ab initio.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

(c)          Amendment and Modification; Waiver.  This Agreement may be amended or waived only by an instrument in writing executed by each party hereto.  Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law or in equity.

(d)          Specific Performance.  The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur and that the parties would not have any adequate remedy at Law in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that, in addition to any other remedy to which the parties are entitled at Law or in equity, (i) the parties shall be entitled to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches or threatened or anticipated breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chosen Courts, without proof of damages or otherwise, and (ii) the right of specific performance is an integral part of the transactions contemplated hereby and without that right, none of Parent, Merger Sub or any of the Stockholders would have entered into this Agreement.  Each of the parties agrees that it waives the defense of adequacy of a remedy at Law and shall not oppose the granting of an injunction or injunctions, specific performance or other equitable relief on the basis that (A) the other parties have an adequate remedy at Law or (B) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at Law or equity.  The parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11(d) shall not be required to provide any bond or other security in connection with any such order or injunction and each party hereto hereby waives any such requirement.

(e)          Notices.  All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by email or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or, if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service) or, if emailed, on the date transmitted (provided no “bounce back” or similar message of non-delivery is received with respect thereto), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 11(e)):

If to the Stockholders, to the address for notice set forth on Schedule A hereto;

if to Parent or Merger Sub, to:

Mizuho Americas LLC
1271 Avenue of the Americas
New York, NY 10020
Email:       richard.skoller@mizuhogroup.com
Attention: Richard Skoller, Chief Legal Officer

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Email:       sbarshay@paulweiss.com
                  lturano@paulweiss.com
Attention:  Scott A. Barshay
                  Laura C. Turano

if to the Company, to:

Greenhill & Co., Inc.,
1271 Avenue of the Americas
New York, NY 10020
Email:       gitanjali.faleiro@greenhill.com
Attention: Gitanjali Pinto Faleiro, General Counsel & Corporate Secretary

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Email:      EDHerlihy@wlrk.com
                 BCPrice@wlrk.com
Attention: Edward D. Herlihy
                 Brandon C. Price

Notwithstanding anything in this Agreement to the contrary, any notice given in accordance with this Section 11(e) that is not by email shall only be effective if a duplicative copy of such notice is also given by email in the method described in this Section 11(e).

(f)          No Third Party Beneficiaries.  This Agreement is not intended to confer upon any person other than the parties hereto (and their respective successors and permitted assigns) any rights (legal, equitable or otherwise) or remedies, whether as third‑party beneficiaries or otherwise.

(g)          Governing Law.  This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof.

(h)          Consent to Jurisdiction; Service of Process; Venue.  Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, then in the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then in any Delaware state court sitting in New Castle County) and any appellate court from any of such courts (the “Chosen Courts”), for the purposes of any suit, action or other Legal Proceeding arising out of this Agreement, the Merger or any other transaction contemplated by this Agreement (and agrees that no such action, suit or other Legal Proceeding relating to this Agreement shall be brought by it or any of its Subsidiaries except in such courts).  Each of the parties hereto further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such person’s respective address set forth above shall be effective service of process for any action, suit or other Legal Proceeding in the Chosen Courts with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence.  Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any action, suit or other Legal Proceeding arising out of this Agreement, the Merger or any of the other transactions contemplated by this Agreement in the Chosen Courts, or that any such action, suit or other Legal Proceeding brought in any such court has been brought in an inconvenient forum.

(i)          WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11(I).

(j)          Rules of Construction.  Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel.  Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to in this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation.  Accordingly, any rule of Law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto.

(k)          Entire Agreement.  This Agreement, together with any exhibit, annex and schedule hereto, the Merger Agreement, the other Transaction Documents and any exhibit, annex and schedule thereto, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

(l)          Interpretation.  When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated.  For all purposes hereof, the terms “include,” “includes” and “including” shall be deemed followed by the words “without limitation.”  The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Unless the context otherwise requires, the terms “neither,” “nor,” “any,” “either” and “or” are not exclusive.  The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.”  References to “days” shall mean “calendar days” unless expressly stated otherwise.  References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(m)          Expenses.  Except as otherwise expressly provided in this Agreement or the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

12.          Counterparts.  This Agreement may be executed in one or more counterparts (including by .pdf, .tif, .gif, .jpg or similar attachment to email (any such delivery, an “Electronic Delivery”)), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.  No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Mizuho Americas LLC

By:	/s/ Shuji Matsuura
Name:	Shuji Matsuura
Title:	Chief Executive Officer

Blanc Merger Sub, Inc.

By:	/s/ Richard Skoller
Name:	Richard Skoller
Title:	President

[Signature Page to Voting Agreement]

Scott L. Bok

By:	/s/ Scott L. Bok
Name:	Scott L. Bok

Bok Family Partners, L.P.

By:	/s/ Scott L. Bok
Name:	Scott L. Bok
Title:	General Partner

Bok Family Foundation

By:	/s/ Scott L. Bok
Name:	Scott L. Bok
Title:	Trustee

Scott L. Bok March 2020 Annuity Trust

By:	/s/ Scott L. Bok
Name:	Scott L. Bok
Title:	Trustee

Scott L. Bok November 2020 Annuity Trust

By:	/s/ Scott L. Bok
Name:	Scott L. Bok
Title:	Trustee

Scott L. Bok November 2021 Annuity Trust

By:	/s/ Scott L. Bok
Name:	Scott L. Bok
Title:	Trustee

Scott L. Bok November 2022 Annuity Trust

By:	/s/ Scott L. Bok
Name:	Scott L. Bok
Title:	Trustee

[Signature Page to Voting Agreement]

Schedule A

Stockholder Name	Owned Shares*	Address
Scott L. Bok	57,087	c/o Greenhill & Co., Inc., 1271 Avenue of the Americas, New York, NY 10020
Bok Family Partners, L.P.	1,678,388
Bok Family Foundation	288,783
Scott L. Bok March 2020 Annuity Trust	None
Scott L. Bok November 2020 Annuity Trust	194,927
Scott L. Bok November 2021 Annuity Trust	75,331
Scott L. Bok November 2022 Annuity Trust	580,023

*Certain of the Stockholders may be deemed to share beneficial ownership of the “Owned Shares” with other Stockholders.

Schedule B

SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of Scott L. Bok and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”), entered into as of May 22, 2023, by and among Mizuho Americas LLC, a Delaware limited liability company (“Parent”), Blanc Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), the undersigned’s spouse and the other persons listed on Schedule A to the Agreement who are signatories thereto.  The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse.  The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned.  The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated:____________________, 2023
Name: